UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 21, 2022

WEST BANCORPORATION, INC.
(Exact name of registrant as specified in its charter)

Iowa	0-49677	42-1230603
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1601 22nd Street, West Des Moines, Iowa 50266
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: 515-222-2300

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	WTBA	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 21, 2022, the Compensation Committee (the "Compensation Committee") of the Board of Directors of West Bancorporation, Inc. (the "Company") approved the 2021 annual incentive bonus awards for the Company's named executive officers. As described in the Company's definitive proxy statement on Schedule 14A filed with the SEC on March 10, 2022 (the "Proxy Statement"), the annual incentive bonus awards are determined in part based on the Company's financial performance compared to its peer group. As of the date of the Proxy Statement, peer group performance data for 2021 was not available, and the 2021 annual incentive bonus awards reported in the "Non-Equity Incentive Plan Compensation" column of the Summary Compensation Table were estimated based upon the Company's results for the fiscal year ended December 31, 2021 and the results of its peers for the nine months ended September 30, 2021 (resulting in estimated awards of 50.12 percent of base salary for each of our named executive officers, which was 83.53 percent of the maximum potential amounts).

Based on the Company's financial results for the fiscal year ended December 31, 2021 and the results of our peers for 2021 that became available after the date of the Proxy Statement, the Compensation Committee determined that the 2021 annual incentive bonus awards were earned at 82.47 percent of the maximum potential amounts, resulting in payouts equal to 49.48 percent of base salary for each of our named executive officers. The actual 2021 annual incentive bonus awards earned by our named executive officers were $239,979 for Mr. Nelson, $163,285 for each of Messrs. Gulling, Olafson, and Winterbottom, and $136,071 for Mr. Peters.

In accordance with Item 5.02(f) of Form 8-K, the Company is providing a revised Summary Compensation Table, which includes the actual 2021 annual incentive bonus awards earned by each of our named executive officers under "Non-Equity Incentive Plan Compensation" and revised total compensation figures for 2021:

Summary Compensation Table

Compensation earned for services rendered in the year ended December 31, 2021, to our Chief Executive Officer and our other NEOs is provided in the following table. Compensation for 2020 and 2019 is also presented.

Name and Principal Positions	Year	Salary (1)	Bonus (2)	Stock Awards (3)	Non-Equity Incentive Plan Compensation (4) (5)	Change in Pension Value and Nonqualified Deferred Compensation Earnings (6)	All Other Compensation (7)	Total
David D. Nelson	2021	$485,000	$9,700	$257,325	$239,979	$3,793	$29,000	$1,024,797
President and Chief Executive Officer of the Company and Chief Executive Officer of West Bank	2020	462,160	40,254	188,198	246,285	2,127	28,500	967,524
	2019	436,000	8,720	257,430	242,784	—	28,000	972,934

Douglas R. Gulling	2021	$330,000	$6,600	$257,325	$163,285	$—	$29,000	$786,210
Executive Vice President, Treasurer and Chief Financial Officer of the Company and Executive Vice President and Chief Financial Officer of West Bank	2020	318,000	27,698	188,198	169,462	—	28,500	731,858
	2019	300,000	6,000	257,430	167,053	—	28,000	758,483

Harlee N. Olafson	2021	$330,000	$6,600	$257,325	$163,285	$—	$29,000	$786,210
Executive Vice President and Chief Risk Officer of the Company and West Bank	2020	318,000	27,698	188,198	169,462	—	28,500	731,858
	2019	300,000	6,000	257,430	167,053	—	28,000	758,483

Brad L. Winterbottom	2021	$330,000	$6,600	$257,325	$163,285	$—	$29,000	$786,210
Executive Vice President of the Company and President of West Bank	2020	318,000	27,698	188,198	169,462	—	28,500	731,858
	2019	300,000	6,000	257,430	167,053	—	28,000	758,483

Bradley P. Peters(8)	2021	$268,461	$5,369	$171,550	$136,071	$1,975	$118,540	$701,966
Executive Vice President of the Company and Executive Vice President and Minnesota Market President of West Bank

(1)The amounts set forth in the “Salary” column reflect base salary earned during the year including, if any, deferrals and salary increases.
(2)The amounts set forth in the “Bonus” column consist of 1) a holiday bonus equal to two percent of annual salary paid to all employees of West Bank and 2) the one-time qualitative adjustment to the Company’s annual incentive program in 2020.
(3)The amounts set forth in the “Stock Awards” column represent the aggregate grant date fair value of Time RSUs and Performance RSUs granted to each of our NEOs in 2019, 2020 and 2021, as applicable, calculated in accordance with FASB ASC Topic 718. The grant date fair value of Time RSUs is determined using the fair value of our common stock on the date of grant, and the grant date fair value of Performance RSUs is calculated based on the fair value of our common stock on the date of grant and probable outcome of the performance measures for applicable performance period as of the date on which the Performance RSUs are granted. For a discussion of valuation assumptions, see the notes to our audited financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, filed with the SEC on February 24, 2022.
(4)The amounts set forth in the “Non-Equity Incentive Plan Compensation” column are shown for the year in which the applicable performance measures were satisfied.
(5)Based upon our results for the fiscal year ended December 31, 2021 and the results of our peers as of December 31, 2021, actual annual bonuses for 2021 were paid out as shown, which is 82.47 percent of the 60 percent maximum potential amount, resulting in a bonus equal to 49.48 percent of base salary.
(6)The amounts set forth in the “Change in Pension Value and Nonqualified Deferred Compensation Earnings” column for Mr. Nelson and Mr. Peters represent above-market interest on amounts deferred under the Deferred Compensation Plan.
(7)Consists of contributions made by the Company on behalf all NEOs to the Company’s 401(k) retirement plan and, for Mr. Peters, $91,694 for the reimbursement of relocation expenses with a gross up for applicable taxes.
(8)Mr. Peters was not an NEO prior to 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

West Bancorporation, Inc.

March 22, 2022	By:	/s/ Jane M. Funk
Name: Jane M. Funk
Title: Executive Vice President, Treasurer and Chief Financial Officer